SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2005


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-29239               36-3909334
          --------                     ---------               ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                                60601
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
---------         ---------------------------------------------------------
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
                  --------------------------------------------

         Because of personal and professional commitments, Philip Kotler has resigned his position as a director of Inforte Corp., effective April 27, 2005.

         On April 27, 2005, Al Ries and Stephen Mack were re-elected by stockholders at Inforte Corp.'s annual stockholders' meeting to serve three-year terms until the 2008 stockholders' meeting.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     INFORTE CORP.


May 2, 2005                                 By:      /s/ Nick Heyes
                                               ---------------------------------
                                                     Nick Heyes
                                                     Chief Financial Officer












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